UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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BBH TRUST
(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BBH TRUST BBH International Equity Fund BBH Money Market Fund BBH Broad Market Fund BBH Core Select (collectively, the “Funds”)

140 Broadway
New York, New York 10005

IMPORTANT SHAREHOLDER INFORMATION

     These materials are for a special meeting of shareholders (the “Special Meeting”) of BBH Trust (the “Trust”) scheduled for June 20, 2011 at 11:00 a.m., Eastern Time. This information will provide you with details of the proposals to be voted on at the Special Meeting, and includes a Notice of Special Meeting, Proxy Statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the Special Meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the proposal. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

     Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Trust will not need to conduct additional mailings.

     Please take a few moments to exercise your right to vote.

The Trust’s most recent audited financial statements and annual reports, for the fiscal years ended June 30, 2010 (BBH Money Market Fund) and October 31, 2010 (BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select), respectively, and the Trust’s semi-annual reports for the six month periods ended December 31, 2010 and April 30, 2010, respectively, have been previously mailed to shareholders and are available free of charge. If you have not received an annual report or semi-annual report or would like to receive additional copies, free of charge, please call the Funds at 1-800-625-5759, and the annual report and semi-annual report for your Fund(s) will be sent by first-class mail within three business days of the request. You may also obtain these documents by accessing the Internet site for the Trust at www.bbhfunds.com.

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

     Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q. A.	Why am I receiving this Proxy Statement? Shareholders are being asked to vote to elect three new members to the Board of Trustees of the BBH Trust.

Q. A.

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, including the Trustees who are “non-interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Trustees”) who comprise a majority of the Trust’s Board of Trustees, unanimously recommend that you vote “FOR” the election of each of the nominees (“Trustee Nominee”) listed on the proxy card.

Q. A.

Why do the Trustees recommend that I vote “FOR” each of the Trustee Nominees?

The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees and current Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board of Trustees. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust and its service providers and third-party vendors, including but not limited to, the investment adviser, the sub-advisers, legal counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered the contributions that each Trustee Nominee can make to the Board of Trustees and the Trust.

Q. A.

Will my vote make a difference?

Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the Trustee Nominees will be elected. We encourage all shareholders to participate in the governance of their Funds.

Q. A.

Are the Funds paying for the cost of the joint proxy statement?

The costs associated with the Proxy Statement, including the mailing and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and Brown Brothers Harriman & Co. have retained the Altman Group, 1200 Wall Street West, 3rd Floor, Lyndhurst, NJ 07071, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Altman Group will be paid approximately $5,000 for such services (including reimbursements of out-of-pocket expenses).

Q. A.	Whom do I call if I have questions? Please call the proxy solicitor, the Altman Group, at 1-800-249-7140 to obtain additional information regarding the proposal.

Q. A.	How can I vote my shares? Please refer to your proxy card(s) for instructions on how to vote. Shareholders are encouraged to vote their shares through the Internet or by telephone.

BBH TRUST
BBH International Equity Fund
BBH Money Market Fund
BBH Broad Market Fund
BBH Core Select

(collectively, the “Funds”)

140 Broadway
New York, New York 10005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

     Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of BBH Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of BBH Trust, 140 Broadway, 3rd Floor, New York, New York 10005, on Monday, June 20, 2011, at 11:00 a.m. Eastern Time, for the following purposes:

1.	To elect three (3) trustees to the Board of Trustees of the Trust (“Proposal 1”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     After careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” Proposal 1.

     Shareholders as of the close of business on April 29, 2011 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     If you attend the Special Meeting, you may vote your shares in person. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope. You may also vote by telephone or the Internet by following the instructions that appear on the enclosed proxy card. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

By Order of the Trust,

Suzan M. Barron
Secretary
BBH TRUST

May 10, 2011

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2011

The Trust’s Notice of a Special Meeting of Shareholders, Proxy Statement and Form of Proxy Card are available on the Internet at http://www.proxyonline.com/docs/BBHTrust.pdf.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(s), WHICH NEED(s) NO POSTAGE IF MAILED IN THE UNITED STATES. YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD(s) OR VOTING INSTRUCTION FORMS TO PROVIDE VOTING INSTRUCTIONS VIA AUTOMATED TELEPHONE OR INTERNET, AND OTHERWISE AUTHORIZE THE PERSONS NAMED AS PROXY HOLDERS IN THE ENCLOSED PROXIES TO ACT ON YOUR BEHALF AT THE MEETING; PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. YOU MAY ALSO VOTE BY CALLING THE ALTMAN GROUP REPRESENTATIVE.

     INSTRUCTIONS FOR SIGNING PROXY CARDS The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.	Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
PLEASE VOTE YOUR SHARES PROMPTLY.

BBH TRUST
BBH International Equity Fund
BBH Money Market Fund
BBH Broad Market Fund
BBH Core Select

(collectively, the “Funds”)

140 Broadway
New York, New York 10005

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2011

Introduction

     The BBH Trust (the “Trust”) has called a special meeting of shareholders (the “Special Meeting”) of the Trust in order to seek shareholder approval of a single proposal relating to the composition of the Trust’s Board of Trustees (“Board”). The Special Meeting will be held at the offices of BBH Trust, 140 Broadway, 3rd Floor, New York, New York 10005, on Monday, June 20, 2011 at 11:00 a.m. Eastern Time. This proxy statement, the notice of Special Meeting and proxy card are being mailed on or about May 10, 2011 to shareholders of record as of the close of business on April 29, 2011. If you expect to attend the Special Meeting in person, please call the Altman Group at 1-800-249-7140 to inform them of your intentions.

Item For Consideration

     The Trust’s Board is asking you to approve a single proposal, the election of three (3) persons (each, a “Trustee Nominee”) to serve as Trustees on the Trust’s Board.

Who May Vote

     All shareholders of the Trust’s four Funds (BBH Broad Market Fund, BBH Core Select, BBH International Equity Fund and BBH Money Market Fund) who own shares as of the close of business on April 29, 2011 (the “Record Date”) are entitled to vote on the proposal. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the following numbers of shares of beneficial interest were outstanding and entitled to be voted:

Fund	Number of shares of beneficial interest outstanding and entitled to be voted
BBH Broad Market Fund	207,181,804
BBH Core Select	38,172,515
BBH International Equity Fund	55,967,420
BBH Money Market Fund	1,845,777,355

Voting by Proxy

     You may vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Special Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent, the Altman Group, at 1-800-249-7140. The Trust urges you to fill out and return your proxy card even if

i

you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

     The Trust has named John A. Gehret, Charles H. Schreiber III and Suzan M. Barron as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board.

     If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the sole proposal discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing, that you have revoked your proxy prior to the Special Meeting, by writing to the President of the Trust, John A. Gehret, at the following address: 140 Broadway, New York, New York 10005, or by attending the Special Meeting and voting in person.

Voting in Person

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Recommendation

     The proxy is solicited by the current Trustees on behalf of the Trust, all of whom recommend a vote “For All” the Trustee Nominees described in this proxy statement.

Requirement of a Quorum and Vote Needed to Elect Trustees

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Amended and Restated Agreement and Declaration of Trust requires that the presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of all shares present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum, unless a larger number of shares is required pursuant to law. For this Special Meeting, thirty-three and one-third percent (33 1/3%) of all shares present or represented by proxy and entitled to vote at a shareholder meeting as of the Record Date is required for a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes and abstentions with respect to the proposal count as present solely for purposes of establishing a quorum, but will not count as votes against each nominee.

     Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each Trustee Nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the Trustee Nominees who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement does not affect the outcome.

Adjournments

     In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

     The Funds are paying the costs of the Special Meeting, proxy solicitation, and any adjournments.

Additional Information

     The date of this Proxy Statement is May 10, 2011.

     The Trust’s most recent audited financial statements and annual reports, for the fiscal years ended June 30, 2010 (BBH Money Market Fund) and October 31, 2010 (BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select), respectively, and the Trust’s semi-annual reports for the six month periods ended December 31, 2010 (BBH Money Market Fund) and April 30, 2010 (BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select), respectively, have been previously mailed to shareholders and are available free of charge. If you have not received an annual report or semi-annual report or would like to receive additional copies, free of charge, please call the Funds at 1-800-625-5759, and the annual report and semi-annual report for your Fund(s) will be sent by first-class mail within three business days of the request. You may also obtain these documents by accessing the Internet site for the Trust at www.bbhfunds.com.

DISCUSSION OF PROPOSAL
PROPOSAL: ELECTION OF THREE TRUSTEES TO THE BOARD

Who are the Trustee Nominees?

     The following persons have been nominated by the Board to serve as a Trustee until his/her successor has been elected and duly qualified pursuant to Article IV, Section 1 of the Trust’s Amended and Restated Agreement and Declaration of Trust.

     One of the Trustee Nominees, Ms. Susan C. Livingston, serves as Partner and Senior Client Advocate for Brown Brothers Harriman & Co. (“BBH&Co”), which provides multiple services to the Trust, including serving as investment adviser through a separately identifiable department, and Ms. Livingston would be considered to be an interested person of the Trust, as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (“Interested Trustee”), if elected. The remaining two (2) Trustee Nominees do not hold any position with the Trust. None of the Trustee Nominees is a party adverse to the Trust or any of its affiliates in any material legal proceeding, nor does any Trustee Nominee have a materially adverse interest to the Trust. Each Trustee Nominee has consented to serve as Trustee if elected. The tables below set forth information concerning each Trustee Nominee.

Interested Trustee Nominee

Name:	Susan C. Livingston

Date of Birth:	February 18, 1957

Address:	140 Broadway, New York, New York 10005

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees

Length of Time Served:	Since 2011

Number of Funds Overseen:	4

Principal Occupation(s) During	Joined BBH&Co. in 1985; Partner of BBH&Co. since 1998; Senior
the Past Five Years:	Client Advocate of BBH&Co. since 2010.

Other Directorships Held During	None
the Past Five Years:

Independent Trustee Nominees

     The following Trustee Nominees are considered to be “disinterested” or “independent” persons of the Trust (each an “Independent Trustee”), meaning that they have no direct affiliation with the Trust, the investment adviser, any sub-advisers, or any other service providers to the Trust.

Name:	Andrew S. Frazier

Date of Birth:	April 8, 1949

Address:	140 Broadway, New York, New York 10005

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees

Length of Time Served:	Since 2010

Number of Funds Overseen:	4

Principal Occupation(s) During the Past Five Years:	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to present); President and CEO of WWIG (1992-2009).

Other Directorships Held During	Director of WWIG
the Past Five Years:

Name:	Mark M. Collins

Date of Birth:	November 8, 1956

Address:	140 Broadway, New York, New York 10005

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees

Length of Time Served:	N/A

Number of Funds to be Overseen:	4

Principal Occupation(s) During	Partner of Brown Investment Advisory & Trust Company (July
the Past Five Years:	1995 to present).

Other Directorships Held During	Chairman of Dillon Trust Company; Chairman of Keswick
the Past Five Years:	Management; Director of Domaine Clarence Dillon, Bordeaux,
France; and Director of Pinnacle Care International.

Additional Information about the Trustee Nominees

     The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s service providers and other third party vendors, including but not limited to, the investment adviser, the sub-advisers, legal counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered not only the contributions that each Trustee Nominee can make to the Board and the Trust based upon their particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity. The Board believes that it generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy on diversity or any particular definition of diversity.

     As described in the table above, the Trustee Nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the Funds and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee nominee: Ms. Livingston because of the business and financial experience she has gained as a partner of BBH&Co.; Mr. Frazier because of his experience he has gained as President and CEO of a property casualty insurance business for 17 years; and Mr. Collins because of his extensive experience in investment advisory, corporate finance and economic policy planning for 32 years.

Why are Trustees Being Elected at the Present Time?

     Two of the three Trustee Nominees, Ms. Livingston and Mr. Frazier, have already joined the Board and currently serve as members of the Board. The remaining Trustee Nominee, Mr. Collins, would serve upon approval by the shareholders. Accordingly, the Board on April 29, 2011 voted to nominate each of the Trustee Nominees in accordance with the Trust’s By-laws.

     While the Board may fill vacancies, it may do so only if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Currently, the Board meets this requirement, because five of the seven Trustees have been elected by shareholders. However, if one or more Trustees who have previously been elected by shareholders retired or left the Board, the Board would not be able to appoint a new trustee without a shareholder vote. In addition, the Board will take the appropriate action to increase the number of trustees constituting the Board from seven persons to eight.

     If the Trust’s shareholders approve this proposal, Mr. Collins will take office on June 20, 2011 and the Board will be composed of one (1) Interested Trustee and seven (7) Independent Trustees. Accordingly, 87.5% of the Board will be composed of Independent Trustees.

How Long Do Trustees Serve on the Board?

     Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal. Any Trustee may also be removed at any meeting of shareholders by a vote of two thirds of the total combined net asset value of all shares of the Trust issued and outstanding. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called: (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate.

What are the Board’s Responsibilities?

     The Board is responsible for the general oversight of the Trust’s business affairs and for seeking to assure that each Fund is managed according to its investment policies and restrictions and in accordance with federal and state laws and regulations for the benefit of and in the best interests of the Funds’ shareholders.

     The Board monitors the performance of the Funds and the quality of services provided to the Funds by the Trust’s various service providers. At least annually, the Board reviews the performance of the investment adviser, the sub-advisers, and certain other service providers, including the Funds’ principal underwriter, and decides whether to renew their contracts or replace them.

What are the Board’s Standing Committees?

     The Board has a standing Audit Committee that is composed of each of the Independent Trustees (except for Mr. Shields) of the Trust. The Audit Committee operates under a written charter approved by the Board. The Audit Committee selects the independent registered public accountant for the Funds and reviews the Funds’ financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met four times during the fiscal year ended June 30, 2010 for the BBH Money Market Fund. The Audit Committee also met four times during the fiscal year ended October 31, 2010 for the BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select.

     The Board also has a standing Valuation Committee that is composed of Messrs. Shields, Wagner, Feldman and Frazier and meets on an as-needed basis (and in any event, not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available. The Valuation Committee met twelve times during the fiscal year ended June 30, 2010 (BBH Money Market Fund). The Valuation Committee also met twelve times during the fiscal year ended October 31, 2010 (BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select).

     The Independent Trustees select and nominate persons for election to the Funds’ Board. The Independent Trustees will consider candidates recommended by shareholders. Any shareholder who desires to have an individual considered for nomination by the Independent Trustees must submit a recommendation in writing to the President of the Trust, at the following address: BBH Trust 140 Broadway, New York, New York, 10005. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. The Independent Trustees met four times during the fiscal year ended June 30, 2010 (BBH Money Market Fund). The Independent Trustees also met four times during the fiscal year ended October 31, 2010 (BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select).

How Does the Board of Trustees Oversee Risk?

     The Board is responsible for overseeing the management and affairs of each Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the investment adviser, sub-advisers, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee, the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Fund’s investment adviser and/or sub-adviser is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

     The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s Chief Compliance Officer (“CCO”) and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Funds may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

     The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the investment adviser and sub-advisers and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any advisory agreement with the investment adviser or sub-advisers, the Board meets with the investment adviser to review such services. Among other things, the Board regularly considers the investment adviser’s and sub-advisers’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the investment adviser, the Trust’s agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Funds against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the investment adviser and its affiliates from the Funds. The Board also reviews information about each Fund’s performance and investments.

     The Board receives regular written reports on the concentration of the Funds’ portfolios, their exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

     The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the investment adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report. The Board additionally seeks to monitor legal risk by receiving periodic reports from counsel on developments in the law and regulations that may affect the operation of the Funds or other aspects of the fund industry in general.

     The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Funds. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Funds and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Funds ahead of its own. In addition, when evaluating all service contracts between the Funds and BBH&Co., the Board requests and receives an independent third-party report evaluation of the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from an a third party arm’s-length negotiation.

     The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Funds, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ investment adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

     The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the size of the Funds, the Funds’ distribution arrangements and the Funds’ structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

How Often Does the Board Meet?

     The Board typically meets at least four times a year to review the operations of the Trust and the Funds. Generally, all meetings are held in person. The Board met five times during the fiscal year ended June 30, 2010 for the BBH Money Market Fund. The Board also met five times during the fiscal year ended October 31, 2010 for the BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select.

Are the Trustees and Officers of the Trust Paid for Their Services to the Trust?

     The Trust’s officers and any Interested Trustees are not paid for their services to the Trust. However, they may receive compensation from an affiliate of the Trust for their roles with such affiliate. Any such compensation is unrelated to the person’s service as an officer or Trustee of the Trust. The Trust does not pay retirement benefits to the Trustees or officers.

     Each Independent Trustee will be compensated for his or her services according to a fee schedule adopted by the Board. Each Independent Trustee receives a base annual fee of $55,000 and such base annual fee is allocated among all series of the Trust in equal amounts. The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings). Any changes in compensation will be determined by the Independent Trustees.

     The following table sets forth the compensation that was paid to each Independent Trustee, as applicable, by each Fund during its most recent fiscal year ended. For the BBH Money Market Fund, the information is provided as of the fiscal year ended June 30, 2010. For the BBH International Equity Fund, BBH Broad Market Fund, and BBH Core Select the information is provided as of the fiscal year ended October 30, 2010. For Total Compensation from Fund Complex, the information is provided as of the fiscal year ended October 30, 2010.

Independent Trustees

Name of Trustee	BBH Money Market Fund	BBH International Equity Fund	BBH Broad Market Fund	BBH Core Select	Total Compensation from Fund Complex
Joseph V. Shields	$17,343	$15,625	$15,625	$15,625	$65,000
David P. Feldman	$14,375	$12,500	$12,500	$12,500	$52,500
Alan G. Lowy	$14,375	$12,500	$12,500	$12,500	$52,500
Arthur D. Miltenberger	$16,750	$15,000	$15,000	$15,000	$62,500
H. Whitney Wagner	$14,375	$12,500	$12,500	$12,500	$52,500
Andrew S. Frazier*	$ 3,125	$ 6,250	$ 6,250	$ 6,250	$25,000
Samuel F. Pryor, IV**	$ 2,500	N/A	N/A	N/A	N/A

*	Mr. Frazier was appointed as an Independent Trustee of the Trust on June 23, 2010.
**	Mr. Pryor resigned on November 29, 2009.

Do the Trustees and Trustee Nominees Own Fund Shares?

     As of April 15, 2011, the Trustees and the Trustee Nominees beneficially owned the following shares of the Funds:

Interested Trustee

Name of Trustee/Nominee	Dollar Range of Equity Securities in the BBH Money Market Fund	Dollar Range of Equity Securities in the BBH International Equity Fund	Dollar Range of Equity Securities in the BBH Broad Market Fund	Dollar Range of Equity Securities in BBH Core Select	Aggregate Dollar Range of Equity Securities in the Funds of the Trust
Susan C. Livingston	Over $100,000	None	None	None	Over $100,000

Independent Trustees

Name of Trustee/Nominee	Dollar Range of Equity Securities in the BBH Money Market Fund	Dollar Range of Equity Securities in the BBH International Equity Fund	Dollar Range of Equity Securities in the BBH Broad Market Fund	Dollar Range of Equity Securities in BBH Core Select	Aggregate Dollar Range of Equity Securities in the Funds of the Trust
Joseph V. Shields	None	None	None	Over $100,000	Over $100,000
David P. Feldman	None	None	None	None	None
Alan G. Lowy	None	None	None	None	None
Arthur D. Miltenberger	None	Over $100,000	None	$50,001–$100,000	Over $100,000
H. Whitney Wagner	None	None	Over $100,000	Over $100,000	Over $100,000
Andrew S. Frazier	None	Over $100,000	None	None	Over $100,000
Mark M. Collins*	None	None	None	None	None

*	Mr. Collins does not currently serve on the Board.

How Should I Vote on the Proposal?

     The Trust’s Board unanimously recommends that you vote “For All” of the Trustee Nominees.

OTHER INFORMATION

Current Trustees of the Trust

     The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee^	Other Directorships held by Trustee
Interested Trustee

Susan C. Livingston	Trustee	Since 2011	Joined BBH&Co. in 1985;	4	None.
Birth Date:			Partner of BBH&Co. since
February 18, 1957			1998; Senior Client Advocate of
BBH&Co. since 2010.

Independent Trustees

Joseph V. Shields Jr.	Chairman of	Since 2007	Managing Director and	4	Chairman of Capital
Birth Date:	the Board		Chairman of Wellington Shields		Management
March 17, 1938	and Trustee	1990-2007	& Co. LLC (member of New		Associates, Inc.
		with	York Stock Exchange “NYSE”).		(registered
		Predecessor			investment adviser);
		Trust			Director of Flowers
Foods, Inc. (NYSE
listed company).

David P. Feldman	Trustee	Since 2007	Retired.	4	Director of Dreyfus
Birth Date:					Mutual Funds
November 16, 1939		1990-2007			(59 Funds).
with
Predecessor
Trust

Alan G. Lowy	Trustee	Since 2007	Retired.	4	None.
Birth Date:
April 17, 1939		1993-2007
with
Predecessor
Trust

Arthur D.	Trustee	Since 2007	Retired.	4	None.
Miltenberger
Birth Date:		1992-2007
November 8, 1938		with
Predecessor
Trust

H. Whitney Wagner	Trustee	Since 2007	President, Clear Brook	4	None.
Birth Date:			Advisors, a registered
March 3, 1956		2006-2007	investment advisor.
with
Predecessor
Trust

Andrew S. Frazier	Trustee	Since 2010	Consultant to WWIG (January	4	Director of WWIG.
Birth Date:			2010 to present); President and
April 8, 1948			CEO of WWIG (1992-2009).

Officers of the Trust

Name, Address, and Age	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
John A. Gehret	President and Principal	Since 2008	President and Principal Executive Officer of
Birth Date:	Executive Officer		the Trust; joined BBH&Co. in 1981 and has
April 11, 1959			been a Partner of BBH&Co. since 1998.
140 Broadway
New York, NY 10005

Charles H. Schreiber	Treasurer and Principal	Since 2007	Treasurer and Principal Financial Officer of
Birth Date:	Financial Officer		the Trust; Senior Vice President of
December 10, 1957		2006-2007 with the	BBH&Co. since September 2001; joined
140 Broadway		Predecessor Trust	BBH&Co. in 1999.
New York, NY 10005

Mark B. Nixon	Assistant Secretary,	Since 2007	Assistant Secretary and Assistant
Birth Date:	Assistant Treasurer		Treasurer of the Trust, Vice President of
January 14, 1963		2006-2007 with the	BBH&Co. (since October 2006);
140 Broadway		Predecessor Trust	Accounting Manager, Reserve Funds
New York, NY 10005			(August 2005-September 2006).

Beth Haddock	CCO	Since 2007	CCO of the Trust (September
Birth Date:			2007-present); CCO of a separately
December 10, 1965			identifiable of BBH&Co. (June 2006-to
140 Broadway			present); Chief Compliance Officer for the
New York, NY 10005			FINRA/NYSE and SEC Compliance
Programs and Associate Compliance
Director for the Global Compliance
Program (April 2005-present).

Sue M. Rim-An	Anti-Money Laundering	Since 2008	Anti-Money Laundering Officer, Vice
Birth Date:	Officer		President of BBH&Co. (September 2007-
September 10, 1970			present); AML Officer at UBS Investment
140 Broadway			Bank (April 2006-August 2007); AML
New York, NY 10005			Officer & Vice President in Private Client
Services at Bear Stearns & Co. (June
1992-April 2006).

Suzan M. Barron	Secretary	Since 2009	Secretary of the Trust, Senior Vice
Birth Date:			President and Senior Investor Services
September 5, 1964			Counsel, Corporate Secretary and
50 Milk Street			Regulatory Support Practice of Fund
Boston, MA 02109			Administration, BBH&Co. since November
2005.

Alexander Tikonoff	Assistant Secretary	Since 2009	Assistant Secretary of the Trust, Associate
Birth Date:			Counsel, Investor Services, BBH&Co.
December 23, 1974			(August 2006 to present); Supervisor in
50 Milk Street			fund accounting and client service group,
Boston, MA 02109			BBH&Co. (August 2000 to August 2006).

Albert C. Pegueros	Assistant Treasurer	Since 2009	Assistant Treasurer of the Trust, Vice
Birth Date:			President of BBH&Co. (since 2008).
January 27, 1965			Assistant Vice President of BBH&Co.
50 Milk Street			(2005 to 2008).
Boston, MA 02109

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Except for Ms. Livingston and Mr. Frazier, the Trustees previously served on the Board of Trustees of the Predecessor Trust.

^	The Fund Complex consists of the Trust, which has four series, and each is counted as one “Fund” for purposes of this table.

Service Providers

     Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust or the investment adviser. The principal service providers are:

Investment Adviser	BBH&Co., through a separately identifiable department (the “SID” or the “Investment Adviser”)
Administrator	BBH&Co.
Transfer Agent	ALPS Fund Services, Inc.
Custodian	BBH&Co.
Distributor	ALPS Distributors, Inc.
Shareholder Servicing Agent	BBH&Co.
Sub-Advisers (BBH International Equity Fund only)	Walter Scott & Partners Limited (“Walter Scott”) and Mondrian Investment Partners Limited (“Mondrian”)

     Adviser. The SID provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund.

     With regard to the BBH International Equity Fund, BBH&Co. employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets among the Fund’s sub-advisers currently, Walter Scott and Mondrian. Subject to the supervision of the Board, the Investment Adviser oversees the sub-advisers and evaluates their results. The Investment Adviser reviews portfolio performance, characteristics, departures of key personnel of the sub-advisers and any other relevant topics. The Investment Adviser also analyzes and monitors economic trends and monetary policy on a continuous basis. The holdings of the Fund and the allocation of assets to the sub-advisers are regularly reviewed with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility. The Investment Adviser pays a subadvisory fee to each sub-adviser out of its own assets. The Fund is not responsible for paying any portion of the subadvisory fees.

     The SID, located at 140 Broadway, New York, New York 10005, is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The Trust and the Investment Adviser have entered into an investment advisory and administrative services agreement, dated February 1, 2007 (the “Advisory Agreement”), with respect to the Funds. Under the Advisory Agreement, the Investment Adviser serves as the investment adviser, makes investment decisions for the Funds, and manages the investment portfolio and business affairs of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Investment Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties under the Advisory Agreement.

     Distributor. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the distributor of the Funds’ shares. The Distributor is not affiliated with the Investment Adviser or its affiliates.

Independent Registered Public Accounting Firm

     On September 8, 2010 and December 8, 2010 respectively, Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, MA 02116, was approved by the Trust’s Audit Committee to serve as the Funds’ independent registered public accounting firm for the fiscal years ending June 30, 2011 (BBH Money Market Fund) and October 31, 2011 (BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select). Deloitte will be responsible for auditing the annual financial statements of the Funds. Representatives of Deloitte are not expected to be present at the Special Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

     Audit Fees. The aggregate fees billed for professional services rendered by Deloitte for the audit of the Trust’s annual financial statements and services normally provided by Deloitte in connection with the statutory and regulatory filings or engagements:

Fiscal Year End	Amount
June 30, 2009	$26,000
October 31, 2009	$84,500
June 30, 2010	$26,000
October 31, 2010	$84,500

     Audit-Related Fees. Deloitte did not bill the Trust for any assurance or other services related to the performance of the audit of the Trust’s financial statements, other than those reported under “Audit Fees” above, during the Trust’s two most recently completed fiscal years of June 30 and October 31.

     Tax Fees. The aggregate fees billed for tax services rendered by Deloitte for tax compliance, tax advice, and tax planning. Services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

Fiscal Year End	Amount
June 30, 2009	$3,200
October 31, 2009	$13,050
June 30, 2010	$3,200
October 31, 2010	$13,050

     All Other Fees. Deloitte billed the Trust for other products and services, other than the services reported above, for the Trust’s two most recently completed fiscal years, in the amounts of:

Fiscal Year End	Amount
June 30, 2009	$0
October 31, 2009	$99,350
June 30, 2010	$0
October 31, 2010	$61,500

     Aggregate Non-Audit Fee. The aggregate non-audit fees billed by Deloitte for services rendered to the Trust, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust:

Fiscal Year End	Amount
June 30, 2009	$36,400
October 31, 2009	$120,065
June 30, 2010	$17,600
October 31, 2010	$317,800

     Audit Committee Pre-Approval Policies and Procedures. Pursuant to the audit committee charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Trust and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

Principal Holders and Ownership by Officers and Trustees

     Security Ownership of Officers and Trustees. As of the April 15, 2011, officers and Trustees, as a group, own beneficially less than 1% of the shares of the Funds.

     Beneficial Share Ownership. As of April 15, 2011, to the best knowledge of each Fund, the following persons beneficially owned 5% or more of the outstanding shares of the class of the Funds indicated in the table below:

Fund	Name and Address of Beneficial Owner	Share Class	Amount of Shares Owned	Percent of Ownership
BBH Money Market Fund	BBH&Co.	Regular Class	1,254,025,020	99.98%
	New York, New York

	BBH&Co.	Institutional	626,734,751	100.00%
	New York, New York	Class

BBH International Equity Fund	National Financial	N Class	45,280,351	93.50%
	Services LLC
	New York, New York

	National Financial	I Class	6,744,702	94.38%
	Services LLC
	New York, New York

	Wheeler & Co.	I Class	401,333	5.62%
	c/o Nixon Peabody
	Boston, Massachusetts

BBH Broad Market Fund	National Financial	N Class	114,632,746	90.79%
	Services LLC
	New York, New York

	National Financial	I Class	80,529,240	98.47%
	Services LLC
	New York, New York

BBH Core Select	National Financial	N Class	31,274,974	82.79%
	Services LLC
	New York, New York

	Charles Schwab	N Class	2,412,369	6.39%
	San Francisco, California

	Wachovia Bank FBO	N Class	2,063,683	5.46%
	Charlotte, North Carolina

Other Matters to Come before the Special Meeting

     The Trust is not aware of any matters that will be presented for action at the Special Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

     As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Altman Group by calling 1-800-249-7140 or forward a written request to the Trust at 140 Broadway, New York, New York 10005. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Shareholder Communications with the Board of Trustees

     If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the President of the Trust at 140 Broadway, New York, New York 10005 who will forward such communication to the Trustees.

SHAREHOLDER PROPOSALS

     As a Delaware Statutory Trust, the Trust is not required to hold annual shareholder meetings but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 140 Broadway, New York, New York 10005 c/o of the Trust’s President for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING INFORMATION

Requirement of a Quorum and Vote Needed to Elect Trustees

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Amended and Restated Agreement and Declaration of Trust requires that the presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of all shares present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum, unless a larger number of shares is required pursuant to law. For this Special Meeting, thirty-three and one-third percent (33 1/3%) of all shares present or represented by proxy and entitled to vote at a shareholder meeting as of the Record Date is required for a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes and abstentions with respect to the proposal count as present solely for purposes of establishing a quorum but will not count as votes against each nominee.

     Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each Trustee Nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the Trustee Nominees who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement is not a factor.

Solicitation of Proxies

     Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust, employees or agents of the Investment Adviser, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Trust has retained a proxy solicitor, the Altman Group, to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the Altman Group has agreed to contact banks, brokers and proxy intermediaries to secure votes on the Proposal described in the Proxy Statement. Should shareholders require additional information regarding the proxy, they may call the Altman Group toll-free at 1-800-249-7140.

Adjournments

     In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

     The Funds are paying the costs of the shareholder meeting, proxy solicitation, and any adjournments.

Additional Information

     The date of this Proxy Statement is May 10, 2011.

     Additional information about the Funds is available in its prospectus, statement of additional information, annual and semi-annual reports to shareholders. The Trust’s most recent audited financial statements and annual reports, for the fiscal years ended June 30, 2010 (BBH Money Market Fund) and October 31, 2010 (BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select), respectively, and the Trust’s semi-annual reports for the six month periods ended December 31, 2010 (BBH Money Market Fund) and April 30, 2010 (BBH International Equity Fund, BBH Broad Market Fund and BBH Core Select), respectively, have been previously mailed to shareholders and are available free of charge. If you have not received an annual report or semi-annual report or would like to receive additional copies, free of charge, please call the Funds at 1-800-625-5759, and the annual report and semi-annual report for your Fund(s) will be sent by first-class mail within three business days of the request. You may also obtain these documents by accessing the Internet site for the Trust at www.bbhfunds.com. All of these documents also are on file with the SEC and are available on the SEC’s website at www.sec.gov.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

BBH TRUST
PROXY

PROPOSAL: ELECT THE FOLLOWING PERSONS TO SERVE AS TRUSTEES OF BBH TRUST.

(1) Susan C. Livingston	(2) Andrew S. Frazier
(3) Mark M. Collins

All Shareholders of the Funds:

For All	For All Except	Withhold All
/ /	/ /	/ /

To withhold authority to vote on any individual nominee(s), please print the number(s) of the nominee(s) on the line above.

PLEASE VOTE TODAY!

Signature	Date	Signature	Date

Please vote on each issue using blue or black ink to mark an “X” in one of the three boxes provided on each ballot. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint John A. Gehret, Charles H. Schreiber III and Suzan M. Barron, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held June 20, 2011, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted “FOR All” on the sole proposal set forth on this proxy. This proxy is solicited by the Board of Trustees of the Trust which recommends a vote “FOR All” on the proposal.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Note: Please date and sign exactly as the name appears on
this proxy card. When shares are held by joint tenants, at
least one holder should sign. When signing in a fiduciary
capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2011

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE
WHETHER OR NOT YOU EXPECT TO
ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

PROXY CARD FOR BBH TRUST MERGE FUND NAME Proxy for Special Meeting of Shareholders – June 20, 2011

The signers of this proxy hereby appoint John A. Gehret, Charles H. Schreiber III and Suzan M. Barron, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held June 20, 2011, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted “FOR All” on the sole proposal set forth on this proxy. This proxy is solicited by the Board of Trustees of the Trust, which recommends a vote “FOR All” on the proposal.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Tag ID: ADDRESS LINE 1 ADDRESS LINE 2 ADDRESS LINE 3 ADDRESS LINE 4 ADDRESS LINE 5 ADDRESS LINE 6	NOTE: This proxy must be signed exactly as your name(s) appears here on. When signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add full title as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

	Signature [PLEASE SIGN WITHIN BOX]	Date

	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the BBH Trust Special Meeting of Shareholders to Be Held on June 20, 2011. The proxy statement for this meeting is available at: www.proxyonline.com/docs/BBHTrust.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposal.

VOTE BY INTERNET:
To vote via the Internet, go to www.proxyonline.com and enter the control number found on the right of this proxy card.

VOTE BY PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1(800) 249-7140 and provide the representative with the control number found on the right of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

VOTE BY TOUCH-TONE:
To cast your vote via a touch-tone voting line, call toll-free 1(866) 458-9863 and enter the control number found on the right of this proxy card.

VOTE BY MAIL:
To vote your proxy by mail, check the appropriate voting box on the reverse side of the Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: TAG Proxy Services, P.O. Box 6500, Carlstadt, NJ 07072-0500.

We encourage you to vote by telephone or Internet using the control number that appears above. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY. PROXY BALLOTS MUST BE RECEIVED BY JUNE 20, 2011 TO BE COUNTED

BBH TRUST
MERGE FUND NAME

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL. IF NO DIRECTION IS MADE, AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL. AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

PROPOSAL: ELECT THE FOLLOWING PERSONS TO SERVE AS TRUSTEES OF BBH TRUST.

1.	Susan C. Livingston
2.	Andrew S. Frazier
3.	Mark M. Collins

FOR ALL	FOR ALL EXCEPT	WITHHOLD ALL
☐	☐	☐

To withhold authority to vote on any individual nominee(s), please print the number(s) of the nominee(s) on the line above.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.